November 13, 2002

 Supplement to the December 28, 2001 Class A, B and Class C Shares Prospectus of
                           Pioneer Europe Select Fund
                  (supersedes supplement dated April 11, 2002)



Management

The following replaces the section entitled "Portfolio manager":

Portfolio management Day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts. The team manages other Pioneer mutual funds investing primarily in European securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and Pioneer's affiliate, Pioneer Investment Management Limited (PIML).

     Stefano Pregnolato is responsible for monitoring the portfolio. Mr. Pregnolato is a senior vice president of Pioneer and, since 2002, has been Pioneer's director of international equity Investment. He joined PIML in 1999 and has been an investment professional for more than twelve years. From 1999-2002 Mr. Pregnolato was head of the global equity team based in Dublin, Ireland. Prior to that, he was a portfolio manager with ING Group's Banque Bruxelles-Lambert from 1997 to 1998.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the team. Mr. Carey joined Pioneer as an analyst in 1979.






















                                                                  12705-00-1102
                                       (C) 2002 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds